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                                                                   Exhibit 10.44


                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made as of this 31ST day of October, 2006, between ARE-MA REGION NO. 23, LLC, a Delaware limited liability company ("Landlord"), and IDERA PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

                             BASIC LEASE PROVISIONS

ADDRESS:     167 Sidney Street, Cambridge, Massachusetts

PREMISES:    That certain approximately 26,589 rentable square foot building
             (the "BUILDING"), along with the real property on which the Building is located and all improvements thereon and appurtenances thereto, located at 167 Sidney Street, Cambridge, Massachusetts, as shown on EXHIBIT A.

PROJECT: Collectively, the Premises and the adjacent parking lot, owned by Landlord and located at 170 Sidney Street, Cambridge, Massachusetts (the "PARKING LOT")

BASE RENT:   $96,163.55, per month   RENTABLE AREA OF PREMISES: 26,589 sq. ft.

SECURITY DEPOSIT:  $619,551.30       TARGET COMMENCEMENT DATE:  May 15, 2007

RENT COMMENCEMENT DATE: Commencement Date

RENT ADJUSTMENT PERCENTAGE: 3.5%

BASE TERM: Beginning on the Commencement Date and ending eighty-four (84) months from the first day of the first full month of the Term (as defined in Section 1) hereof.

PERMITTED USE: research and development laboratory, related office and other related uses in compliance with the provisions of Section 7 hereof.

ADDRESS FOR RENT PAYMENT:              LANDLORD'S NOTICE ADDRESS:
385 E. Colorado Boulevard, Suite 299   385 E. Colorado Boulevard, Suite 299
Pasadena, CA 91101                     Pasadena, CA 91101
Attention: Accounts Receivable         Attention: Corporate Secretary

TENANT'S NOTICE ADDRESS:               GUARANTOR OF LEASE: None
PRIOR TO COMMENCEMENT DATE:
                           ----------
345 Vassar Street
Cambridge, MA 02139
Attention: Robert Andersen

Following Commencement Date:
                            ----------
167 Sidney Street
Cambridge, MA  02139
Attention:
           ----------

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

BOS111 12048473.9

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 2


The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION    [X] EXHIBIT B - DESCRIPTION OF PROJECT
[X] EXHIBIT C - WORK LETTER             [X] EXHIBIT D - COMMENCEMENT DATE
[X] EXHIBIT E - RULES AND REGULATIONS   [X] EXHIBIT F - TENANT'S PERSONAL
[X] EXHIBIT G - ENVIRONMENTAL REPORTS                   PROPERTY

     1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord.

     2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord's Work, if any, Substantially Completed ("DELIVERY" or "DELIVER"). If, notwithstanding such efforts, Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom any amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms "LANDLORD'S WORK," "TENANTS' WORK," "FORCE MAJEURE DELAYS," "TENANT DELAYS" and "SUBSTANTIALLY COMPLETED" shall have the meanings set forth for such terms in the Work Letter attached hereto as Exhibit C (the "WORK LETTER"). If Tenant does not elect to void this Lease within 5 business days of the lapse of such 60 day period (or, if such 60 day period is extended by mutual written agreement of the parties, within 5 business days after the expiration of such extended period), such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

     The "COMMENCEMENT DATE" shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of either party, the other shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT D; provided, however, either party's failure to execute and deliver such acknowledgment shall not affect the other's rights hereunder. The "TERM" of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to Section 39 hereof.

     Except as set forth in the Work Letter and in this Lease, if applicable:
(i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent.

     Except as specifically set forth in Sections 11 and 27 hereof, Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 3


agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant's representations, warranties, acknowledgments and agreements contained herein.

     3. RENT.

          (a) BASE RENT. The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off (except as otherwise expressly provided for herein), monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations, such that Tenant shall have no right at any time to abate, reduce, or set-off any Base Rent or Additional Rent (as defined in Section 3(b)) due hereunder except for any abatement as may be expressly provided in this Lease.

          (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT") any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

     4. BASE RENT ADJUSTMENTS. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an "ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

     5. OPERATING EXPENSES. It is the express understanding and agreement of Landlord and Tenant that the Rent due and payable hereunder shall be absolutely net to Landlord, so that this Lease shall yield to Landlord the Rent specified above during the Term, and that, except as otherwise expressly set forth herein, all costs, expenses and obligations of every kind and nature whatsoever relating to the Project shall be paid by Tenant (including, but not limited to, Taxes, Utilities, insurance premiums, and the replacement of capital items) (any of the foregoing being referred to herein as an "OPERATING EXPENSE"), without cost or obligation of any type to Landlord whatsoever. Landlord and Tenant shall cooperate in order to have all invoices and statements of charges delivered directly to Tenant for payment by the providers of any Utilities (as hereinafter defined) or services. If and to the extent Landlord shall receive any invoice or other statement for charges for which Tenant is responsible hereunder, Landlord shall deliver such invoice to Tenant promptly so as to permit Tenant to pay such invoice prior to its due date. If, for any reason, any such amount must be paid by Landlord directly rather than by Tenant, Landlord shall pay such amount, subject to reimbursement by Tenant, and Tenant shall reimburse Landlord for such amount within ten (10) days after Tenant's receipt of written notice of such charge, which notice shall include copies of the original invoice for Tenant's information.

     6. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the "SECURITY DEPOSIT") for the performance of all of Tenant's obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 4


satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the Commonwealth of Massachusetts. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and to satisfy any other obligations or liabilities of Tenant arising hereunder as a consequence of such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. The Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 45 days after the expiration or earlier termination of this Lease and the surrender of the Premises to Landlord in accordance with
Section 28 hereof. Landlord shall provide an itemized list of the amounts, if any, deducted from the Security Deposit at the time of the return of the same to Tenant.

     If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

     Provided that no Default shall have occurred in each instance, Tenant shall have the right to reduce the amount of the Security Deposit by delivery to Landlord of replacement Letters of Credit in the form required herein in accordance with the following schedule:

          (a) On or after the second anniversary of the Commencement Date, the Security Deposit may be reduced to an amount equal to the sum of (i) five (5) months' Base Rent, and (ii) five (5) months' estimated parking fees at the then current rate;

          (b) On or after the third anniversary of the Commencement Date, the Security Deposit may be reduced to an amount equal to the sum of (i) four (4) months' Base Rent, and (ii) four (4) months' parking fees at the then current rate; and

          (c) On or after the fourth anniversary of the Commencement Date, the Security Deposit may be reduced to an amount equal to the sum of (i) three (3) months' Base Rent, and (ii) three (3) months' parking fees, at the then current rate.

     Notwithstanding the foregoing, if Tenant is in Default under the Lease at any time following any such reduction, the Security Deposit shall be increased to an amount equal to 6 times the then applicable monthly Base Rent and parking fees, as determined by Landlord in Landlord's reasonable discretion, and

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 5


Tenant shall have no further right to reduce the Security Deposit. Such increased Security Deposit shall be paid to Landlord in the form of a replacement Letter of Credit in the amount set forth in Landlord's notice within 10 days of Landlord's written demand. If Tenant is required to increase the Security Deposit in accordance with this Section, then from and after the date such monies are deposited with Landlord, the "SECURITY DEPOSIT" shall be deemed to be the amount then held by Landlord hereunder.

     7. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. Section 12101, et seq. (together with the regulations promulgated pursuant thereto, "ADA") (collectively, "LEGAL REQUIREMENTS" and each, a "LEGAL REQUIREMENT"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending outside the Premises so as to avoid disturbing occupants of adjacent properties. Tenant shall not place any machinery or equipment in excess of the loading capacity of the floor in or upon the Premises or transport or move such items in the Building elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project (as such capacity may from time to time be supplemented in accordance with the applicable provisions of this Lease).

     Landlord shall, at Landlord's expense, make any alterations or modifications to Landlord's Work which may be necessary to cause Landlord's Work to comply with any Legal Requirement which was enacted and applicable to the Premises at the time of Delivery. In addition, Landlord shall, at Landlord's expense (to the extent such Legal Requirement was enacted and was applicable to the Premises prior to the date hereof), or at Tenant's expense (to the extent such Legal Requirement was enacted or became applicable to the Premises after the date hereof or is applicable to the Premises solely by reason of Tenant's particular use of the Premises) make any alterations or modifications to the Parking Lot or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "CLAIMS") arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

     Tenant shall have the right to request Landlord to contest the validity or application of any Legal Requirement which adversely affects Tenant's access to or use of the Project for the Permitted Use. Landlord shall have the right to refuse Tenant's request, and Tenant shall have no right thereafter to contest such Legal Requirement, if Landlord determines, in Landlord's sole but reasonable discretion, that Tenant's contest of such Legal Requirement, whether or not successful, would adversely affect Landlord's future operation, ownership or management of the Project. If Landlord refuses to undertake

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 6


any such contest for any other reason, Tenant shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, at Tenant's sole cost and expense, the validity or application of such Legal Requirement, subject to the following:

     (a) If by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Premises or any part thereof and without subjecting Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding; and

     (b) If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest such Legal Requirement as aforesaid, provided that Tenant furnishes to Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such delay.

     8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages of which Landlord has specifically advised Tenant, in writing. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 0 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

     9. TAXES. Tenant shall pay all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "TAXES") imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation, all
Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Project. Landlord shall furnish to Tenant promptly upon receipt thereof any bill for Taxes and Tenant shall pay such bill as and when due but in no event sooner than within ten (10) days following receipt thereof. Such payment shall be prorated in the event that such bill relates to any period not included in the Term of this Lease. In no event shall Taxes include any income, estate, succession, inheritance, gift, franchise, transfer or excess profit taxes. All betterments and other assessments otherwise includible as Taxes shall be amortized over the longest period permitted by applicable law. Tenant may contest in Landlord's name by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes, subject to the same requirements as are set forth in Section 7 hereto with respect to contests of Legal Requirements. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant.

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 7


     In addition to the foregoing, Tenant shall pay any and all taxes and assessments imposed on Tenant's personal property, improvements, alterations and trade fixtures directly to the Governmental Authority imposing any such tax or assessment, so as to prevent the imposition of any lien, charge or other liability against the Premises with respect to such taxes or assessments.

     10. PARKING. Subject to Force Majeure, the provisions of Section 18 below, and the exercise by Landlord of its rights hereunder, Tenant shall have the right, as an appurtenance hereto, to park in all of the parking spaces in the Parking Lot. Such use shall be subject to Landlord's reasonable rules and regulations with respect thereto. Tenant shall pay a parking license fee in the amount of $165 per month for each space, which fee may be reasonably adjusted by Landlord upon thirty (30) days' prior written notice to Tenant not more frequently than once every 12 months throughout the Term, including the Extension Term, if any, to reflect market rates. In no event may such fee be increased by more than 5% in the aggregate during the course of any 12 month period. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, but shall maintain on the Parking Lot signage reasonably acceptable to Tenant indicating the reservation of all parking spaces in the Parking Lot for Tenant's exclusive use.

     11. UTILITIES, SERVICES.

     Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services) (collectively, "UTILITIES"). Landlord warrants and represents that the Premises are currently separately metered. Tenant shall pay directly to the Utility provider, prior to delinquency, all charges for Utilities furnished to Tenant or the Premises during the Term. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent.

     12. ALTERATIONS AND TENANT'S PROPERTY. Any alterations, additions, or improvements made to the Premises or the Project by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture, trade fixtures and other personal property and work of a decorative nature such as painting and carpeting costing less than $20,000 and not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure of the Building, but which shall otherwise not be unreasonably withheld or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord shall have the right to approve any contractor selected by Tenant to perform work in the Premises, provided that such approval shall not be unreasonably withheld or delayed. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord (in an amount not to exceed $2,000.00 for any one project) for review and approval of Tenant's plans and specifications and monitoring of construction (i.e., engineering plan review, on-site inspections of work and similar work by or on behalf of Landlord). Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 8


     Tenant shall assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the /work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

     Other than (i) the items, if any, listed on EXHIBIT F attached hereto, (ii) any items agreed by Landlord in writing to be included on EXHIBIT F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises or which damage shall be repaired (including capping or terminating utility hook-ups) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections and repairing any holes. Notwithstanding the foregoing, Tenant shall have the right to leave standard office improvements in the Premises upon surrender. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

     13. LANDLORD'S REPAIRS. Landlord, at Landlord's expense, shall maintain all of the structural elements of the Premises (including, without limitation, the structural elements of the roof located under the membrane thereof, but not including the membrane or flashing, which shall remain Tenant's responsibility pursuant to Section 14 hereof) in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. In addition, Landlord shall maintain the exterior and parking areas of the Project, subject to reimbursement by Tenant as provided herein, in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant or by any Tenant Party excluded. Landlord's costs for the maintenance of the exterior and parking areas of the Project shall be reimbursed by Tenant, on demand, as follows: prior to performing such maintenance or repair, Landlord shall inform Tenant of the estimated cost. Upon completion, Tenant shall reimburse Landlord for the actual cost of such work within ten (10) days after Tenant's receipt of notice of completion and the actual final cost of such work. Notwithstanding the foregoing, if any such work is of the nature of a capital repair or replacement, as determined in accordance with generally accepted accounting principles ("GAAP"), the cost of such work shall be amortized over the useful life of such improvement as determined in accordance with GAAP, and Tenant shall pay monthly, as Additional Rent, one-twelfth of the annual amortized cost. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Tenant shall, promptly after becoming aware of the need therefor, give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 9


or to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

     14. TENANT'S REPAIRS. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and HVAC, plumbing, fire sprinklers, elevators and all other Building systems (collectively, "BUILDING SYSTEMS"). Tenant shall provide to Landlord, at least once every year during the Term, copies of all maintenance records, maintenance logs and service agreements with respect to the Building Systems. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant for the actual, reasonable cost thereof within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the actual, reasonable costs of such cure from Tenant within 10 days after demand therefor. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

     Notwithstanding any other provision of this Lease to the contrary, if Tenant becomes obligated hereunder to make any repair or replacement to the Project which is capital in nature, as determined in accordance with GAAP, or is required to make any improvement in order to comply with a Legal Requirement for which Tenant is otherwise responsible hereunder (other than on account of a Legal Requirement applicable solely by reason of Tenant's particular use of the Premises or of any damage caused by Tenant or any Tenant Party), and in either case such work is estimated to cost more than $20,000, Landlord shall pay the cost of such work, subject to reimbursement by Tenant as follows: the cost of such work shall be amortized over the lesser of (i) the useful life of such work as determined in accordance with GAAP, or (ii) 7 years, in the case of repairs or replacements or improvements to the HVAC system and equipment serving the Premises or, in the case of any other work, such cost shall be amortized over the useful life of such work as determined in accordance with GAAP, and Tenant shall thereafter pay monthly, as Additional Rent, one-twelfth of such annual amortized cost, until the earlier of (x) the payment in full of such amortized amount or (y) the expiration or earlier termination of the Term. Prior to performing any such work, whether costing more than $20,000 or not, Tenant shall notify Landlord in writing, explaining in detail the necessity for such work and including an estimate of the cost of such work and a list of proposed contractors to perform such work. Within 30 days after receipt of such notice Landlord shall, by written notice to Tenant (i) elect to perform such work itself, if Landlord reasonably believes it can perform or cause such work to be performed for less than Tenant's estimated cost, in which event such cost incurred by Landlord, amortized as provided herein, shall be passed through to Tenant as an Operating Expense, or (ii) authorize Tenant to perform or cause such work to be performed, in which case Tenant shall promptly commence such work and thereafter diligently pursue it to completion in accordance with the provisions of Section 12 hereof and this Section 14.

     15. MECHANIC'S LIENS. Tenant shall discharge, by bond or otherwise, any mechanic's lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after notice of the filing thereof, at Tenant's sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 10


indicate that such Financing Statement is applicable only to trade fixtures and other removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to trade fixtures and other removable personal property.

     16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of Landlord or any Landlord Parties. Landlord shall not otherwise be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord or any Landlord Parties. Landlord shall not be liable for any damages arising from any act, omission or neglect of any third party other than Landlord Parties.

     17. INSURANCE. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may reasonably deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers' compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. Landlord shall provide a certificate from Landlord's insurer evidencing such insurance to Tenant from time to time at Tenant's written request. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's cost calculations). Landlord shall calculate the monthly amount owed by Tenant to reimburse Landlord for the costs of Landlord's insurance (subject to proration in the event that any portion of the applicable policy period is not included in the Term of this Lease) and Tenant shall reimburse Landlord for such costs within thirty (30) days after Tenant's receipt of such invoice.

     Tenant, at its sole cost and expense, shall maintain at all times during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all trade fixtures and other removable personal property installed or placed in the Premises by Tenant at Tenant's expense; workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord and Alexandria Real Estate Equities, Inc. and their respective officers, directors, employees, managers, agents, invitees and contractors (collectively, "LANDLORD PARTIES"), as additional insureds; shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and shall provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Required coverage may be maintained by means of any combination of "umbrella" or "blanket" policies with an aggregate per location endorsement which specifically provides that the amount

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 11


of insurance shall not be prejudiced by other losses covered by any such blanket policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

     In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

     The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors ("RELATED PARTIES"), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, or shall not be commercially available, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

     Landlord may require insurance policy limits to be raised to bring coverage limits to levels then being generally required of new tenants of comparable properties in the City of Cambridge, Massachusetts.

     18. RESTORATION. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the "RESTORATION PERIOD"). If the Restoration Period is estimated to exceed 12 months (the "MAXIMUM RESTORATION PERIOD"), either Landlord or Tenant may, by written notice to the other within 30 days following Tenant's receipt of such estimate, elect to terminate this Lease as of the date that is 75 days after the date of such election. Unless either party so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Project and the Premises (including without limitation any improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to permit Tenant to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as "HAZARDOUS MATERIALS CLEARANCES"); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Tenant may, in Tenant's sole and absolute discretion, elect to terminate this Lease within 60 days thereafter (but prior to such substantial completion) and this Lease shall terminate as of the date that is 75 days after the later of: (i) the date on which such termination notice was received by Landlord, or (ii) the date all required Hazardous Materials Clearances are obtained. In addition, if despite Landlord's diligent efforts, repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, as a result of any Force Majeure, Landlord may, in Landlord's sole and absolute discretion, elect to terminate this Lease within 60 days thereafter and this Lease shall terminate as of the date that is 75 days after the later of:
(i) the date on which such termination notice was received by Landlord, or (ii) the date all required Hazardous Materials

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 12


Clearances are obtained. Notwithstanding any termination of this Lease as described in this section, Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

     Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if the Project or the Premises are substantially damaged by a casualty against which Landlord is not required to insure hereunder. Rent shall be equitably abated from the date all Hazardous Material Clearances which are required to permit Landlord to enter the Premises are obtained until the Premises are repaired and restored. Such abatement shall be the sole remedy of Tenant, and except as provided in this
Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

     The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

     19. CONDEMNATION. If the whole or any substantial part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in Landlord's reasonable judgment either prevent or materially interfere with Tenant's use of the Premises or materially interfere with or impair Landlord's ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. Landlord shall provide written notice to Tenant of Landlord's finding as to whether such Taking will prevent or materially interfere with Tenant's use of the Premises, or materially interfere with or impair Landlord's ownership or operation of the Premises, as applicable, within 30 days after the date of such Taking. If Tenant disputes any such finding, Tenant shall notify Landlord of such dispute within 10 days after receipt of Landlord's notice and such dispute shall thereafter be resolved by arbitration in accordance with the provisions of Section 39(b) hereof. If the Arbitrator or Arbitrators (as defined in Section 39(b)) determine that any such Taking will prevent or materially interfere with Tenant's use of the Premises, then Tenant shall have the right to terminate this Lease upon 30 days prior written notice to Landlord. If the Arbitrator or Arbitrators determine that any such Taking will materially interfere with or impair Landlord's ownership or operation of the Project, then Landlord shall have the right to terminate this Lease upon 30 days' prior written notice to Tenant. If part of the Premises or the Project shall be Taken, and this Lease is not terminated as provided above, Landlord shall (subject to the same provisions applicable to any restoration by Landlord pursuant to Section 18) promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

     20. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 13


          (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder within five (5) business days after written notice is received from Landlord that such installment is overdue; provided, however, that Landlord shall not be required to give such a notice more than twice in any twelve (12) month period.

          (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, and Tenant shall fail to obtain replacement insurance within ten (10) business days after receipt of notice thereof from Landlord or Tenant's insurer, as applicable, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

          (c) ABANDONMENT. Tenant shall abandon the Premises.

          (d) IMPROPER TRANSFER. Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

          (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after Tenant receives notice that any such lien is filed against the Premises.

          (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not stayed or dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity) and fail to reinstate such legal existence within 5 business days after receipt of written notice thereof.

          (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under Sections 22(g) or 27 within 5 days after a second notice requesting such document.

          (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 20 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease; provided that if the nature of Tenant's default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 20 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 20 day period and thereafter diligently prosecutes the same to completion within a reasonable time thereafter. Notwithstanding the foregoing, if Landlord determines, in Landlord's reasonable judgment, that delay of such cure shall or may result in the imposition of fines, liens, claims, judgments or other penalties against Landlord or the Project, or will otherwise have a material detrimental effect on Landlord's ownership or operation of the Property, or on the value of the Property, Landlord shall so notify Tenant in writing and thereafter such cure shall be completed by Tenant no later than 60 days from the date of Landlord's original notice given under Section 20(h) hereof.

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 14


     21. LANDLORD'S REMEDIES.

          (a) PAYMENT BY LANDLORD; INTEREST. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

               (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, to the extent permitted by law, without further notice and without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

               (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

                    (1) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                    (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                    (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "RENT" as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii) (A) and (B), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

               (iii) Landlord may continue this Lease in effect after Tenant's Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 15


               (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

               (v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30[(d) hereof, at Tenant's expense.

          (b) EFFECT OF EXERCISE. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach. To the greatest extent permitted by law, Tenant waives the service of any statutory notice to quit, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge, and Tenant agrees that, upon Landlord's termination of this Lease as provided herein, Landlord shall be entitled to re-entry and possession in accordance with the terms hereof. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant's Default.

     22. ASSIGNMENT AND SUBLETTING.

          (a) GENERAL PROHIBITION. Without Landlord's prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

          (b) PERMITTED TRANSFERS. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises (other than pursuant to a Permitted Assignment, as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 16


Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, if the proposed assignment, hypothecation or other transfer or subletting concerns more than (together with all other then effective subleases) 60% of the Premises, (iii) refuse such consent, in its reasonable discretion, if the proposed subletting concerns (together with all other then effective subleases) 60% or less of the Premises (provided that Landlord shall further have the right to review and approve or reasonably disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) except in the case of a Permitted Assignment (as defined in
Section 22(c) below) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date if any such sublease is for a period equaling substantially the remainder of the Term (an "ASSIGNMENT TERMINATION"). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice in an amount not to exceed $2,000.00 for any one transfer.

          (c) PERMITTED ASSIGNMENTS. Notwithstanding the foregoing, Landlord's consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to review the form of any such sublease or assignment solely for the purpose of confirming that such form properly subordinates any sublease or assignment to the terms and conditions of this Lease, does not purport to release Tenant from any of Tenant's obligations hereunder or increase any of Landlord's obligations hereunder, and is not otherwise in violation of any of the terms hereof. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord's prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with GAAP) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant's most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (any of the transfers described in this Section 22(c) are hereinafter referred to as a "PERMITTED ASSIGNMENT" and any of the transferees as hereinafter referred to as a "PERMITTED ASSIGNEE").

          (d) ADDITIONAL CONDITIONS. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

               (i) that any subtenant agree, in writing at the time of such subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 17


               (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

          (e) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee other than pursuant to a Permitted Assignment (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of (i) the rental payable under this Lease (excluding however, any Rent payable under this Section) and (ii) any of the following directly related to any such sublease: actual and reasonable brokerage fees, legal costs and, to the extent required pursuant to the terms of any such sublease, any design fees or construction costs ("EXCESS RENT"), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

          (f) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

          (g) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 18


     23. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within 5 business days following a second request therefor shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution. Landlord shall provide an estoppel certificate of like tenor to Tenant or any third party designated by Tenant within 10 business days after written request therefor.

     24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

     25. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of the number of actual days in the applicable accounting period.

     26. RULES AND REGULATIONS. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control.

     27. SUBORDINATION. Landlord hereby represents that there is currently no Mortgage affecting the Premises. This Lease and Tenant's interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be reasonably requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "MORTGAGE" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "HOLDER" of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

     28. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, "TENANT HAZMAT

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 19


OPERATIONS") and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord's environmental consultant, in the exercise of such consultant's reasonable professional judgment. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall reasonably request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense reasonably incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties.

     If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as are reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the reasonable cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this
Section 28.

     Tenant shall, at the expiration or earlier termination of the Term of this Lease, return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises. Any termination of this Lease in advance of the scheduled expiration of the Term hereof shall be without prejudice to claims of either party accruing prior to such termination, except to the extent agreed in writing by the parties at the time of such termination.

     29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

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                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 20


     30. ENVIRONMENTAL REQUIREMENTS.

          (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Term as a result of such contamination. Notwithstanding the foregoing, Tenant shall in no event be liable to Landlord or any Landlord Party hereunder as a result of, and this indemnification of Landlord and the Landlord Parties by Tenant shall not include Environmental Claims arising from (i) known conditions existing in, on, under or about the Premises on or before the date hereof as disclosed by those certain environmental reports more particularly described on EXHIBIT G hereto, or (ii) conditions on the Project to the extent Tenant can prove, to Landlord's reasonable satisfaction, that such condition pre-existed Tenant's occupancy of the Premises ("PRE-EXISTING ENVIRONMENTAL CONDITIONS"). This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld or delayed so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

          (b) BUSINESS. Landlord acknowledges that it is not the intent of this
Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated,

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 21

generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

          (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If this representation and warranty was not true in all material respects as of the date of this Lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

          (d) LANDLORD OBLIGATIONS. Landlord hereby agrees that Landlord shall comply with all Legal Requirements and Environmental Requirements with respect to the Pre-existing Environmental Conditions.

          (e) TESTING. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures reasonably acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this
Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests. Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

          (f) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance,

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 22


implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

          (g) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

          (h) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

     31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time in the exercise of all due diligence to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. Upon the occurrence of a default by Landlord as provided in this Section 31, Tenant, at its option, without further notice or demand to Landlord, shall have all rights and remedies provided at law or in equity. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, notwithstanding anything in this
Section 31 to the contrary, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant's ability to conduct its business in the Premises (a "MATERIAL LANDLORD DEFAULT"), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant's principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, or if Tenant failed to give Landlord the notice required hereunder within 2 business days of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence and

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 23


diligently prosecute to completion the cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord, to the extent of Landlord's obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

     All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "LANDLORD" in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

     32. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises during business hours on not less than 48 hours advance notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord shall use reasonable efforts to minimize interference with Tenant's operations in the Premises in exercising the rights reserved by Landlord hereunder. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements and create restrictions on or about the Premises which are not inconsistent with the provisions of this Lease, provided that no such easement or restriction materially, adversely affects Tenant's access to or use or occupancy of the Premises for the Permitted Use. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

     33. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises or the Project. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

     34. FORCE MAJEURE. Neither party shall be responsible or liable for delays in the performance of its obligations hereunder (other than the obligation to pay money) when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of such party ("FORCE MAJEURE").

     35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER) in connection with this transaction and that no Broker brought about this transaction other than Cushman & Wakefield of Massachusetts, Inc. and Meredith & Grew, Inc. (whose commission shall in each case be payable by

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 24


Landlord under a separate agreement). Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

     36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY:
(A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND
(C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

     37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

     38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's reasonable discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting, telecommunications equipment or other projection to the roof or any outside wall of the Project, (ii) coat or otherwise sunscreen the interior or exterior of any windows, or (iii) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Tenant shall have the right to install Tenant's sign placard (subject to Landlord's reasonable review and approval and to compliance with all applicable Legal Requirements) on the existing monument sign at the entrance to the Building and to install any such interior signage within the Building as Tenant may require, all at Tenant's sole cost and expense.

     39. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

          (a) EXTENSION RIGHTS. Tenant shall have one consecutive right (the "EXTENSION RIGHTS") to extend the term of this Lease for five years each (the "EXTENSION TERM") on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Rights at least twelve months prior, and no earlier than fifteenth months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 25


Upon the commencement of the Extension Term, Base Rent shall be payable in an amount equal to the greater of (i) 95% of the then-current Market Rate (as defined below), and (ii) the Base Rent payable during the final year of the original Term. Thereafter, Base Rent shall be adjusted on each annual anniversary of the commencement of such Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment. As used herein, "MARKET RATE" shall mean the then fair market rental rate (taking into account, among other relevant factors, Tenant's obligations hereunder and the condition of the Building) as determined by Landlord and agreed to by Tenant or determined by arbitration as hereinafter set forth, which shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term increased by the Rent Adjustment Percentage multiplied by such Base Rent.

     If, on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant has not agreed with Landlord's determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any then effective Extension Term, elect arbitration as described in Section 39(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.]

          (b) ARBITRATION.

               (i) Within 10 days of Tenant's notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct ("EXTENSION PROPOSAL"). If either party fails to timely submit an Extension Proposal, the other party's submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party's submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

               (ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the single Arbitrator or the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. Within 30 days after the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

               (iii) An "ARBITRATOR" shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 26


Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the Cambridge, Massachusetts area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Cambridge, Massachusetts area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

          (c) RIGHTS PERSONAL. Extension Rights are personal to Tenant (including any Permitted Assignee pursuant to Section 22(c) hereof) and are not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease.

          (d) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights:

               (i) during any period of time that Tenant is in Default under any provision of this Lease; or

               (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Rights, whether or not the Defaults are cured.

          (e) NO EXTENSIONS. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Rights.

          (f) TERMINATION. The Extension Rights shall terminate and be of no further force or effect even after Tenant's due and timely exercise of an Extension Rights, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Rights to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

     40. MISCELLANEOUS.

          (a) NOTICES. All notices or other communications between the parties shall be in writing and, if delivered in person, shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof, or if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above, shall be deemed duly given upon actual receipt or refusal to accept delivery by the addressee thereof. In either case, notices shall be deemed duly given when delivery is first attempted but cannot be completed because of a changed address, notice of which was not given hereunder. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

          (b) JOINT AND SEVERAL LIABILITY. If and when included within the term "TENANT," as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

          (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 45 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 27


prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding the foregoing, for so long as Tenant remains a publicly traded company, Tenant's periodic filings with the Securities and Exchange Commission shall satisfy the requirements of this section.

          (d) RECORDATION. This Lease shall not be filed by or on behalf of Landlord or Tenant in any public record. Either party shall, upon written request of the other, join in the execution of a recordable notice of this Lease in statutory form.

          (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

          (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

          (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

          (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

          (i) NO WAIVER. No waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by such party.

          (j) TIME. Time is of the essence as to the performance of each party's obligations under this Lease.

          (k) INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

          (l) Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant's routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord's reasonable discretion, for all such repairs and services.

                               167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 28


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                        TENANT:

                                        IDERA PHARMACEUTICALS, INC.,
                                        a Delaware corporation


                                        By: /S/ SUDHIR AGRAWAL
                                            ------------------------------------
                                        Its: Chief Executive Officer


                                        LANDLORD:


                                        ARE-MA REGION NO. 23, LLC, a Delaware
                                        limited liability company

                                        By: Alexandria Real Estate Equities,
                                            L.P., a Delaware limited
                                            partnership, managing member

                                        By: ARE-QRS Corp., a Maryland
                                            corporation, general partner


                                        By: /S/ JENNIFER PAPPAS
                                            ------------------------------------
                                        Its: Vice President, Assistant
                                             Secretary

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

                                  (FLOOR PLAN)

                                   First Floor

                                  (FLOOR PLAN)

                                  Second Floor

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

PARCEL A

PARCEL ONE

SOUTHEASTERLY   by Sidney Street, 206.40 feet;

SOUTHWESTERLY   by Erie Street, 139.75 feet;

NORTHWESTERLY   by the middle line of a common passageway
                between the granted parcel and Lot A1 as shown
                on the plan hereinafter mentioned, 208.17 feet;
                and

NORTHEASTERLY   by lot marked "B2" as shown on the plan
                hereinafter mentioned by two courses, 68.88
                feet and 84.00 feet, respectively.

Being shown as Lot A2 on "Plan of Land in Cambridge, Mass. surveyed for Stimpson Investment Corp." by W.A. Mason & Sons Co. Surveyors dated December 30, 1947 and recorded with the Middlesex Southern District Registry of Deeds at the end of Book 7237.

PARCEL TWO

NORTHWESTERLY   by Sidney Street, 100.20 feet;

SOUTHWESTERLY   by Erie Street, 60.00 feet;

SOUTHEASTERLY   by a line parallel to the first mentioned
                bound, 100.20 feet; and

NORTHEASTERLY   by land now or formerly of Carcano and Wells &
                Dana, Trustees, 60 feet.

PARCEL B

Appurtenant to Parcels 1 and 2 above are the benefits of passageway rights set forth in the Declaration of Reciprocal Easements and Covenants by and between HFS Investment, L.L.C., 99 Erie Street L.L.C. and John W. Stimpson & J. Louis Newell, Jr., as Trustees under the Will of Harry F, Stimpson being Norfolk County Probate Case No. 99898 dated October 21, 2005 and recorded with the Middlesex South District Registry of Deeds in Book 46323, Page 233.

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT C TO LEASE

                                   WORK LETTER

     THIS WORK LETTER dated ________________, 2006 (this "WORK LETTER") is made and entered into by and between ARE-MA Region No. 23, LLC, a Delaware limited liability company ("LANDLORD"), and Idera Pharmaceuticals, Inc., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated _______________, 2006 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     1. GENERAL REQUIREMENTS.

          (a) TENANT'S AUTHORIZED REPRESENTATIVE. Tenant designates Robert Andersen ("TENANT'S REPRESENTATIVE") as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication ("COMMUNICATION") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant's Representative. Tenant may change Tenant's Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's contractors in the performance of Landlord's Work (as hereinafter defined).

          (b) LANDLORD'S AUTHORIZED REPRESENTATIVE. Landlord designates Tom Andrews and Stu Berry (either such individual acting alone, "LANDLORD'S REPRESENTATIVE") as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord's Representative. Landlord may change either Landlord's Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord's Representative shall be the sole persons authorized to direct Landlord's contractors in the performance of Landlord's Work.

          (c) ARCHITECTS, CONSULTANTS AND CONTRACTORS. Landlord and Tenant hereby acknowledge and agree that: (i) Margolis + Fishman Inc. shall be the architect (the "TI ARCHITECT") for the Tenant Improvements, and (ii) The Richmond Group, Inc., shall be the construction manager (the "TI CONSTRUCTION MANAGER"), and (iii) any subcontractors for the Tenant Improvements shall be selected by Landlord.

     2. TENANT IMPROVEMENTS.

          (a) DEFINITIONS. As used herein, "TENANT IMPROVEMENTS" shall mean all improvements to the Project as shown on the TI Permit Drawings, as defined in
Section 2(b) below, and approved by Landlord and Tenant in accordance with this Work Letter, exclusive of the improvements described on Schedule A attached hereto ("LANDLORD'S BASE BUILDING WORK"). "LANDLORD'S WORK" shall mean the work of constructing the Landlord's Base Building Work and the Tenant Improvements. The Tenant Improvements are described on the attached Schedule B (the "PRELIMINARY TI PLANS"). Landlord and Tenant have each approved the Preliminary TI Plans. Based on the Preliminary TI Plans, the TI Construction Manager has prepared a budget showing an estimated cost of the Tenant Improvements of $3,523,641 (the "TI BUDGET"). Other than the Tenant Improvements, any approved Changes (as defined in Section 4(a) below), and Landlord's Base Building Work, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy.

          (b) PERMIT DRAWINGS. Not later than thirty (30) days following the execution and delivery of the Lease, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements ("TI PERMIT

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 2


DRAWINGS"), which TI Permit Drawings shall be prepared substantially in accordance with the Preliminary TI Plans. In all other respects, Tenant shall be solely responsible for ensuring that the TI Permit Drawings reflect Tenant's requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Permit Drawings to Landlord not later than 10 business days after Tenant's receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Preliminary TI Plans without submitting a Change Request. Landlord, the TI Architect and the TI Construction Manager shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but, so long as the design reflected in the TI Permit Drawings is consistent with the Preliminary TI Plans, Tenant's review rights pursuant to the foregoing sentence shall not (a) delay the design or construction schedule, or
(b) except pursuant to a Change Request, increase the cost of the Tenant Improvements to an amount greater than the TI Budget. Any disputes in connection with such comments shall be resolved in accordance with Section 2(c) hereof. Provided that the design reflected in the TI Permit Drawings is consistent with the Preliminary TI Plans, Tenant shall approve the TI Permit Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, the TI Permit Drawings shall not be materially modified except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below), or by processing of a Change Request (as defined in
Section 4(a) below).

          (c) APPROVAL AND COMPLETION. It is hereby acknowledged by Landlord and Tenant that the TI Permit Drawings must be completed and approved not later than November 30, 2006, in order for the Landlord's Work to be Substantially Complete (as defined in Section 3(b) below) by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord's and Tenant's positions with respect to such dispute, (ii) Tenant's decision will not increase the cost of the Tenant Improvements to an amount greater than the TI Budget, except pursuant to a Change Request, so long as the design reflected in the TI Permit Drawings is consistent with the Preliminary TI Plans, and (iii) Tenant's decision will not adversely affect the base Building, structural components of the Building or any Building Systems (as defined in Section 14 of the Lease); or Landlord's Base Building Work. Any changes to the TI Permit Drawings requested by Tenant following Landlord's and Tenant's approval of same shall be processed as provided in Section 4 hereof.

     3. PERFORMANCE OF LANDLORD'S WORK.

          (a) COMMENCEMENT AND PERMITTING. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the "TI PERMIT") authorizing the construction of the Tenant Improvements consistent with the TI Permit Drawings approved by Tenant. The cost of obtaining the TI Permit shall be paid by Landlord as part of the cost of the Tenant Improvements. Tenant shall, as and when requested and without having to incur any additional expense, reasonably assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord's Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord's obligations hereunder, (ii) increase the cost of constructing Landlord's Work (if such term or condition is imposed as a result of a Change in the Preliminary TI Plans requested by Tenant), or
(iii) will materially delay the construction of Landlord's Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

          (b) COMPLETION OF LANDLORD'S WORK. On or before the Target Commencement Date (subject to Tenant Delays and Force Majeure Delays), Landlord shall substantially complete or cause to be substantially completed Landlord's Work in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements (including, without limitation, the obtaining of any required certificate of use and occupancy with respect to the Landlord's
Work), subject, in each case, to Minor Variations and normal "punch list" items of a non-material nature that do not interfere with the use of the Premises ("SUBSTANTIAL COMPLETION" or "SUBSTANTIALLY COMPLETE"). Upon Substantial Completion

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 3


of Landlord's Work, Landlord shall require the TI Architect and the TI Construction Manager to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects ("AIA") document G704. For purposes of this Work Letter, "MINOR VARIATIONS" shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord's Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord's Work.

          (c) SELECTION OF MATERIALS. Where more than one type of material or structure is indicated on the TI Permit Drawings approved by Landlord and Tenant, the option will be selected at Landlord's sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

          (d) DELIVERY OF THE PREMISES. When Landlord's Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(d), Tenant shall accept the Premises. Tenant's taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord's Work with applicable Legal Requirements, or (iii) any claim that Landlord's Work was not completed substantially in accordance with the TI Permit Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a "CONSTRUCTION DEFECT"). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter (or such additional time as may be reasonably necessary to permit Landlord to remedy or cause the responsible contractor to remedy such Construction Defect); provided, however, that Landlord's obligation to remedy or cause the responsible contractor to remedy such Construction Defect shall be Landlord's sole obligation hereunder and Tenant hereby waives any claim against Landlord for any injuries to persons or damage to the Premises or any personal property of Tenant or any employee of Tenant located in the Premises arising from any such Construction Defect.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, provided, however, that, if the cost of such extended warranties shall cause the cost of the Tenant Improvements to exceed the TI Budget, Landlord shall promptly so notify Tenant and Landlord shall not be required to obtain such extended warranties unless Tenant pays such excess cost. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

          (e) COMMENCEMENT DATE DELAY. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord's Work has been Substantially Completed, except to the extent that completion of Landlord's Work shall have been actually delayed by any one or more of the following causes ("TENANT DELAY"):

               (i) Tenant's Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

               (ii) Tenant's request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

               (iii) Construction of any Change Requests;

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                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 4


               (iv) Tenant's request for materials, finishes or installations requiring unusually long lead times, but only if Landlord notifies Tenant of such requirement promptly after receiving such request and Tenant fails to withdraw such request within 3 business days after receiving such notice;

               (v) Tenant's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

               (vi) Tenant's delay in providing information critical to the normal progression of the project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

               (vii) Tenant's delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(b) below); or

               (viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons which does not arise from Landlord's failure to comply with Landlord's obligations hereunder.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify in good faith the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

     4. CHANGES. Any Changes (as defined in Section 4(a) below) requested by Tenant to the Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

          (a) TENANT'S REQUEST FOR CHANGES. If Tenant shall request changes to the Tenant Improvements (each, a "CHANGE"), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a "CHANGE REQUEST"), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant's Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Excess TI Fund [as defined in Section 5(b) hereof] to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord's Work will be Substantially Complete. Any such delay in the completion of Landlord's Work caused by a Change, including any suspension of Landlord's Work while any such Change is being evaluated and/or designed, shall be a Tenant Delay.

          (b) IMPLEMENTATION OF CHANGES. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord's Work, if any, and (ii) deposits with Landlord any Excess TI Costs (as defined in Section 5(b) hereof) required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect's good faith determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 5


     5. COSTS.

          (a) TI COSTS. "TI COSTS" shall include all costs incurred in connection with the design and construction of the Tenant Improvements, including, without limitation, (i) the cost of preparing the Preliminary TI Plans, the TI Permit Drawings and any additional required plans or drawings, and
(ii) all construction costs and equipment and installation costs. Landlord shall pay for the TI Costs, subject to the provisions of Section 5(b) hereof.

          (b) EXCESS TI COSTS. "EXCESS TI COSTS" shall include (a) all costs incurred in connection with the design and construction of Changes, net of any savings achieved on account of the applicable Change, and (b) Landlord's out-of-pocket expenses resulting from Tenant Delays. Promptly upon Tenant's approval thereof, in the case of Changes, or upon Landlord's notice specifying Landlord's estimated out-of-pocket expenses resulting from Tenant Delays, Tenant shall pay to Landlord an amount adequate to cover 100% of the Excess TI Costs (such amount, the "EXCESS TI FUND"). If Tenant fails to deposit, or is late in depositing, the Excess TI Fund with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent.

          (c) DISBURSEMENTS. Landlord shall pay the TI Costs incurred during the design and construction of the Tenant Improvements and, to the extent Tenant has funded the Excess TI Costs as provided in Section 5(b) hereof, Landlord shall pay the cost of Changes. Notwithstanding anything to the contrary set forth in this Section 5(c), Tenant shall be fully and solely liable for the Excess TI Costs. Landlord shall provide for at least 5% retainage to be held from the TI Construction Manager and the construction subcontractors until the time of final completion (i.e., the completion of punchlist items), and shall obtain final lien waivers from the TI Construction Manager and the construction subcontractors upon issuance of final payments thereto. If upon completion of the Tenant Improvements and any Changes and the payment of all sums due in connection therewith there remain any undisbursed funds in the Excess TI Fund, Landlord shall return to Tenant such undisbursed Excess TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord. Tenant shall be entitled to review, at Landlord's office, all records maintained by or under the control of Landlord regarding the determination of TI Costs and Excess TI Costs.

     6. TENANT ACCESS.

          (a) TENANT'S ACCESS RIGHTS. Landlord hereby agrees to permit Tenant access, at Tenant's sole risk and expense, to the Building (i) prior to the Commencement Date to perform any work ("TENANT'S WORK") required by Tenant other than Landlord's Work, provided that such entry and Tenant's Work are coordinated with the TI Architect and the TI Construction Manager, and comply with the Lease and all other reasonable restrictions and conditions Landlord may impose, and
(ii) prior to the completion of Landlord's Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of the TI Construction Manager and Landlord until completion of Landlord's Work and acceptance thereof by Tenant. Tenant shall have no obligation to pay Rent during any early entry into the Premises under this Section 6(a).

          (b) NO INTERFERENCE. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord's Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project to the extent

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 6


necessary, in Landlord and TI Construction Manager's sole judgment, to prevent delays in the performance and completion of Landlord's Work.

          (c) NO ACCEPTANCE OF PREMISES. The fact that Tenant may, with Landlord's consent, enter into the Project prior to the date Landlord's Work is Substantially Complete for the purpose of performing Tenant's Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant's property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

     7. MISCELLANEOUS.

          (a) CONSENTS. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

          (b) MODIFICATION. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

          (c) COUNTERPARTS. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

          (d) GOVERNING LAW. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

          (e) TIME OF THE ESSENCE. Time is of the essence of this Work Letter and of each and all provisions thereof.

          (f) DEFAULT. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Costs during any period Tenant is in Default under the Lease.

          (g) SEVERABILITY. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

          (h) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to the Tenant Improvements and Tenant's Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

          (i) ENTIRE AGREEMENT. This Work Letter is made as a part of and pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

     This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this _____ day of _____________, 2006, between ARE-MA Region No. 23, LLC, a Delaware limited liability company ("LANDLORD"), and Idera Pharmaceuticals, Inc., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of ____________, 2006 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____________, _____________ and the termination date of the Base Term of the Lease shall be midnight on ______________, __________.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                        TENANT:

                                        IDERA PHARMACEUTICALS, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        LANDLORD:

                                        ARE-MA REGION NO. 23, LLC, a Delaware
                                        limited liability company

                                        By: Alexandria Real Estate Equities,
                                            L.P., a Delaware limited
                                            partnership, managing member

                                        By: ARE-QRS Corp., a Maryland
                                            corporation, general partner


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

     1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

     2. Except as may be otherwise permitted in the Lease, Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

     3. Tenant shall not disturb the occupants of adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

     4. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted without Landlord's consent, which shall not be unreasonably withheld or delayed. Any such installation or connection shall be made at Tenant's expense.

     5. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

     6. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings.

     7. Tenant shall maintain the Premises free from rodents, insects and other pests.

     8. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

     9. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises if, in Tenant's reasonable judgment, any such defect may result in damage to the structure of the Premises or to the sidewalks or parking lot surrounding the Premises.

     10. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

     11. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

     12. No auction, public or private, will be permitted on the Premises or the Project without Landlord's prior written consent.

     13. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord pursuant to the applicable provisions of the Lease.

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 2


     14. The Premises shall not be used for lodging or cooking (except for microwave ovens and other appliances not requiring exterior venting, which Tenant shall be permitted to install in the Premises, and otherwise as an appurtenance to the Permitted Use as approved by Landlord in advance, which approval shall not be unreasonably withheld or delayed) or for any illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

     15. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

     16. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

     17. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1

                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY

None

                                167 SIDNEY STREET/IDERA PHARMACEUTICALS - PAGE 1


                               EXHIBIT G TO LEASE

                              ENVIRONMENTAL REPORTS

     1. Phase I Environmental Site Assessment Report, prepared by Rizzo Associates ("Rizzo"), dated January 4, 2003;

     2. Limited Subsurface Investigation Report, prepared by Rizzo, dated April 29, 2005;

     3. Human Health and Environmental Risk Characterization Report, prepared by Rizzo, dated September 16, 2005;

     4. Human Health and Environmental Risk Characterization Report, prepared by Rizzo, dated August 15, 2005;

     5. Response Action Outcome Statement Report, prepared by Rizzo, dated October 7, 2005;

     6. Response Action Outcome Statement Report, prepared by Rizzo, dated August 17, 2005;

     7. Underground Storage Tank Investigation Letter Report, prepared by Rizzo, dated October 14, 2005;

     8. Immediate Response Action Plan Report, prepared by ENVIRON International Corporation, dated October, 2005; and

     9. Asbestos Inspection Report, prepared by Covino Environmental Associates Inc., dated November 17, 2005.